November 15, 2002
DEAR FELLOW SHAREHOLDERS:

It has been lonely to be an optimist in the current market. However, we see signs of improvement in the economy and, at the very least, signs of stabilization in the corporate environment. When we look at where we are now compared with where we were at this time last year, we believe that it makes sense to remain optimistic and committed to our investment strategy. It might be helpful to review a few of the specifics, comparing what has changed in recent months and what has not.

WHAT'S DIFFERENT SINCE MAY 2002

- Valuation measures are as low for our group of companies as at any time in the Fund's history, and one would need to go back to the 1970s to find similar statistics for a universe of emerging growth equities. Using the analogy of very little air remaining in a valuation balloon that, by definition, must always be filled to some level, we believe the risk from here is time rather than price.

- The likely direction of near-term year-over-year sales comparisons should be "up" versus "down" beginning with the third quarter, marking the first direction change since 2000. (The Fund's dramatic turnaround in October 1998 coincided with sales comparisons turning up.)

- Insiders are stepping up to the plate and buying their stocks.

- The worst of the news about corporate governance is behind us, and the natural cleansing process is in full swing. Some of the likely future benefits for many entities will be higher-quality reported earnings, more conservative revenue recognition and lower management cost structures.

- We are in the seasonally strong period for technology stock performance.

WHAT ISN'T DIFFERENT

- Our sectors of focus are extremely out of favor as investors of all shapes and sizes continue to extrapolate recent poor business conditions and performances infinitely into the future (much as they did on the flip side in 2000).

- Fear and uncertainty continue to rule, making it very difficult for investors to become re-engaged in growth equities.

HISTORICALLY SPEAKING

Over the past 34 months, the S&P 500 has declined 50%. That can be compared in duration and depth to very few times in history. Even seasoned investors have to go back nearly 30 years to remember such a painful time. The period from January 1973 until October 1974 saw the S&P 500 decline 48% during the Nixon Bear Market. Over the same recent 34 months, the performance of the broad-based NASDAQ Composite Index has been even more breathtaking with an 80% decline. Investors would need to look back to the Great Depression and the S&P 500's loss of 86% to draw a meaningful comparison. But historical losses have preceded historical gains. Consider the following charts:

GREAT DEPRESSION: S&P -86%
(September 1929 -- June 1932)
Subsequent Small Company Stock Returns:

       1933                     142.87%
       1934                      24.22%
       1935                      40.19%
       1936                      64.80%

NIXON BEAR MARKET: S&P -48%
(January 1973 -- October 1974)
Subsequent Small Company Stock Returns:

       1975                     52.82%
       1976                     57.38%
       1977                     25.38%
       1978                     23.46%

Source for Small Company Stock returns is STOCKS, BONDS, BILLS AND INFLATION (R) 2002 Yearbook, (C)2002 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission. Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills. The Standard and Poor's (S&P) 500 is a widely-used unmanaged index of common stock prices of large companies. It is not possible to invest in an index. Small company stocks are represented by the fifth smallest quintile of the New York Stock Exchange (NYSE). Neither the S&P nor NYSE deducts charges or expenses, as does the Kopp Emerging Growth Fund. These charts are illustrative and are not intended to represent or predict the performance of the Fund. For the Fund's performance, see the performance chart included in this annual report to shareholders. Performance changes over time. Call 1-888-533-KOPP for updates.

With the current economic backdrop being generally more favorable than that of the recoveries noted above, we are constructive on the prospects of a meaningful market rally.

As a reminder, our goal is long-term appreciation with low turnover and little consideration to market timing. To achieve this goal, we invest primarily in common stocks of emerging and re-emerging growth companies with small- to medium-market capitalizations. These are companies that we believe have significant potential for accelerated earnings growth. We have always been up-front with investors in acknowledging that our small-cap focus brings with it inherent volatility and risk. Over the long term, however, we believe that risk has a reward.

LOOKING FORWARD

As we progress into 2003, many economists believe we will be entering a period of economic stability and modest growth. Within this environment, we believe that corporate management teams will increasingly focus on improving the efficiency and productivity of their organizations, which is why we think technology will be one of the best performing market segments in the future. The Fund's focus on technology in the late 90's served us well. But there is no question that it has hurt us badly since then. In our defense, we have often said that we are not market timers. As a popular Wall Street Journal columnist, Jonathan Clements, wrote on October 23, 2002: "[T]here's a growing sense that the long bear market may finally be over. But is it? My market-timing instincts are as good as any on Wall Street. In other words, like everybody else, I haven't a clue what will happen next. My hunch is that stocks have bottomed. But I had the same hunch in April 2001, September 2001 and July 2002."

We too have a hunch that the market has bottomed for the year. But trying to time that call is a game we don't play. Instead, we focus on business fundamentals and long time-horizons. As corporations seek to improve their efficiency and productivity, we reason they will increasingly turn to technological solutions. Last May, we presented an overview of the communications area. This fall, we look at two other areas of great interest to us for their potential for superior earnings growth -- semiconductors and software.

SEMICONDUCTORS: STILL A GROWTH INDUSTRY?

Semiconductor companies have long been recognized as being part of a cyclical growth industry. Having experienced one of the steepest and sharpest downturns in its history, we believe the industry may be reaching an inflection point of improving business fundamentals. Why do we see potential investment opportunities in this sector? The answer is growth potential, both cyclical and secular.

We see three likely cyclical drivers for the industry: true end-market demand, inventory replenishment and end-market growth. We believe that the industry will soon begin to reflect true demand where semiconductor order rates are closer to actual end demand. For example, the communications market is currently experiencing semiconductor sales approximately 15% below actual consumption rates, signifying continued inventory depletion in this end market. Inventory replenishment should be another cyclical driver, which may have a positive impact on the industry's revenue and bookings. As inventories are further reduced and reach minimal maintenance levels, any small uptick in end-market demand could have a positive slingshot effect on the industry. End-market growth is another potential cyclical driver. As economies improve, spending should resume and electronics sales in many diverse markets should accelerate.

And most important is the broad secular trend of more semiconductor devices within each electronic system and increasing electronics systems within each end market. The progress to date has allowed semiconductors to power everything from the Internet, to home appliances, to automobiles, to birthday cards. While the strides have been incredible, we have likely only seen the tip of the iceberg.

The last 18 months in the semiconductor industry have been a challenge, to put it mildly. We believe we are emerging from one of the steepest downturns in the history of the industry and that the ingredients could be forming for a solid recovery in industry fundamentals.

WHY INVEST IN SOFTWARE?

When many people hear the word "software" they think about products such as Microsoft Windows or Excel, but software is much, much bigger than that. Software is a huge category encompassing traditional desktop offerings, such as the familiar Microsoft products, large accounting and manufacturing systems from Oracle and PeopleSoft, and the latest games from Electronic Arts. Extending the definition even further, the logic in Cisco's routers, Amana's refrigerators and Motorola's cell phones is also a form of software.

While information-technology (IT) budgets in general experience modest year-over-year growth, we look for software expenditures to continue to capture an even larger share of the budget. As a percent of total technology spending, the amount spent on software has tripled in the last 22 years. As hardware prices decline and make up a smaller percentage of total IT spending, the budget for software increases as corporations look to better leverage the hardware infrastructure in place today.

Over the last 30 years the software sector has experienced annual revenue growth between 10-20%. While the rate of growth has been tempered in the last two years with the economic slowdown as well as the wind-down of heavy spending in preparation for Y2K, we believe that the negative year-over-year growth of late-2001 and early-2002 represents the trough for software spending growth and that we will return to a more historical rate of growth as the economy stabilizes.

So why has software become an increasingly important component of IT budgets? Now, more than ever, software is becoming a strategic purchase. Software and IT infrastructure investments have evolved into a weapon of choice for corporate competitiveness. Look at what Wal-Mart's heavy supply chain investments have done to competitors like K-Mart. Look at what Cisco and Dell have done in the networking and personal computer industries. The success of all of these firms has been at least partly attributed to their IT prowess, which has strengthened ties with both customers and suppliers.

Valuations of software companies have come under tremendous pressure and have approached levels not seen in ten years. According to an August 2002 study of 602 software companies by Stephens Inc., a full 54% of the companies were trading under one-times revenue and 75% were below two-times revenue, giving no effect at all to the cash on the balance sheets.

BOUNCING BACK

We believe that current market valuations reflect a future that is far more dismal than it is likely to be. Inflation is virtually nil. Interest rates are as low as they have been in a generation. Corporate earnings are generally improving. Yes, there is global uncertainty and fear, but if you can set aside your pessimism, we think you will find rewarding long-term returns. We need to look back before we can look forward. And in so doing, we cannot ignore the case for optimism.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President

                                TOP ten HOLDINGS
------------------------------------------------------

                                             TICKER
                                             ------
 1.  TECHNE CORPORATION                      TECH
 2.  VENTANA MEDICAL SYSTEMS, INC.           VMSI
 3.  ITRON, INC.                             ITRI
 4.  DIGIMARC CORPORATION                    DMRC
 5.  MACROVISION CORPORATION                 MVSN
 6.  RATIONAL SOFTWARE CORPORATION           RATL
 7.  BIOSITE DIAGNOSTICS, INC.               BSTE
 8.  DOCUMENTUM, INC.                        DCTM
 9.  COMPUTER NETWORK TECHNOLOGY
     CORPORATION                             CMNT
10.  ADVANCED FIBRE COMMUNICATIONS, INC.     AFCI

                               TOP ten INDUSTRIES
             ------------------------------------------------------
[PIE CHART]

                                                                          TOP TEN INDUSTRIES
                                                                          ------------------
Research Reagents/Instrumentation                                                14.8%
Software Applications                                                            10.5%
Wireless                                                                          9.8%
Information Security                                                              8.1%
Telecommunication Equipment                                                       5.8%
Diagnostics                                                                       5.5%
Semiconductor                                                                     4.9%
Application Development Tools                                                     4.7%
Therapeutics/Specialty Compounds                                                  4.0%
Semicap Equipment                                                                 3.3%
Other Common Stocks                                                              25.7%
Cash & Equivalents                                                                2.9%

Percentages represent market value as a percentage of total investments on 9/30/02.

--------------------------------------------------------------------------------

        It should not be assumed that our stock selection or investment philosophy will be profitable or will equal past performance.
           Index performance is not illustrative of Fund performance.
        Small-cap stocks involve greater risks and volatility than those of larger, more established companies. Potential for profit involves possibility of loss. The President's Letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future
        investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the
            Fund. This report is not authorized for distribution to
        prospective investors in the Fund unless preceded or accompanied by a prospectus. For more information on the Kopp Emerging Growth
        Fund, including charges and expenses, call 1-888-533-KOPP for a free prospectus.

               Read it carefully before you invest or send money.

       The opinions in this letter are those of Kopp Investment Advisors, are subject to change without notice, and may not come to pass.
       The Fund should be used in a program of diversified investing and not as a complete investment program.

KOPP EMERGING GROWTH FUND
$10,000 INITIAL INVESTMENT MADE 10/01/97 THROUGH 09/30/02

[LINE GRAPH]

                                       KOPP EMERGING         KOPP EMERGING         KOPP EMERGING         KOPP EMERGING
                                    GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS
                                        A (NO LOAD)            A (LOAD)             C (NO LOAD)                I
                                    -------------------   -------------------   -------------------   -------------------
10/01/1997                                10000.00               9650.00                                    10000.00
12/31/1997                                 8030.00               7749.00                                     8040.00
03/31/1998                                 8400.00               8106.00                                     8430.00
06/30/1998                                 7640.00               7373.00                                     7670.00
09/30/1998                                 5810.00               5607.00                                     5840.00
12/31/1998                                 8050.00               7770.00              10000.00               8100.00
03/31/1999                                 8550.00               8252.00              10569.00               8610.00
06/30/1999                                10950.00              10569.00              13511.00              11040.00
09/30/1999                                11889.00              11476.00              14649.00              12001.00
12/31/1999                                19978.00              19284.00              24588.00              20182.00
03/31/2000                                28437.00              27448.00              34948.00              28753.00
06/30/2000                                30698.00              29631.00              37656.00              31062.00
09/30/2000                                30778.00              29708.00              37694.00              31170.00
12/31/2000                                19725.00              19040.00              24113.00              19999.00
03/31/2001                                12366.00              11936.00              15087.00              12549.00
06/30/2001                                15455.00              14918.00              18829.00              15700.00
09/30/2001                                 9364.00               9039.00              11386.00               9518.00
12/31/2001                                12768.00              12324.00              15515.00              12992.00
03/31/2002                                11294.00              10901.00              13691.00              11498.00
06/30/2002                                 7414.00               7156.00               8971.00               7557.00
09/30/2002                                 5083.00               4907.00               6141.00               5186.00


                                     RUSSELL 2000(R)
                                          INDEX
                                     ---------------
10/01/1997                              10000.00
12/31/1997                               9665.00
03/31/1998                              10637.00
06/30/1998                              10142.00
09/30/1998                               8098.00
12/31/1998                               9419.00
03/31/1999                               8908.00
06/30/1999                              10294.00
09/30/1999                               9643.00
12/31/1999                              11421.00
03/31/2000                              12230.00
06/30/2000                              11767.00
09/30/2000                              11898.00
12/31/2000                              11076.00
03/31/2001                              10355.00
06/30/2001                              11847.00
09/30/2001                               9384.00
12/31/2001                              11352.00
03/31/2002                              11804.00
06/30/2002                              10818.00
09/30/2002                               8503.00

                         AVERAGE ANNUAL RATE OF RETURN*
                    FOR THE PERIOD ENDED SEPTEMBER 30, 2002

                                                                             SINCE
                                                                1 YEAR     INCEPTION*
                                                                ------     ----------
Kopp Emerging Growth Fund -- Class A (load)                     -47.60%     -13.28%
Kopp Emerging Growth Fund -- Class A (no load)                  -45.72%     -12.66%
Kopp Emerging Growth Fund -- Class C (no load)                  -46.05%     -12.63%
Kopp Emerging Growth Fund -- Class C (load)                     -46.59%     -12.63%
Kopp Emerging Growth Fund -- Class I                            -45.51%     -12.31%
Russell 2000(R) Index                                            -9.30%      -3.19%

      * Class A and Class I, October 1, 1997; Class C, February 19,
        1999.

      This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor fee waiver recovery. Absent expense reimbursements and fee waivers for the years ended September 30, 1999 and September 30, 1998, total returns would be reduced. Absent Advisor fee waiver recovery for the year ended September 30, 2000, total returns would be increased.

      Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

      Russell 2000(R) Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 2000(R) Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000(R) Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $574,510,114)                        $  227,563,115
  Investments in securities of
    affiliated issuers (cost
    $160,442,087)                            35,070,049
-------------------------------------------------------
Total investments in securities (cost
  $734,952,201)                             262,633,164
Receivable from capital shares sold             330,256
Income receivable                                 8,035
Prepaid expenses                                 40,509
-------------------------------------------------------
Total Assets                                263,011,964
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed             735,935
Payable to investment advisor                   237,475
Payable for service fees                        145,310
Payable for distribution fees                    88,495
Payable to transfer agent                       156,931
Payable to affiliated distributor                19,899
Accrued other expenses                          167,312
-------------------------------------------------------
Total Liabilities                             1,551,357
-------------------------------------------------------
NET ASSETS                               $  261,460,607
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      556,439
Paid-in-capital in excess of par            746,493,394
Accumulated net realized losses on
  investments                               (13,270,189)
Unrealized net depreciation on
  investments                              (472,319,037)
-------------------------------------------------------
Total Net Assets                         $  261,460,607
-------------------------------------------------------
CLASS A
Net Assets                               $  217,176,853
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                46,285,052
Net asset value per share (note 1)       $         4.69
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $         4.86
-------------------------------------------------------
CLASS C
Net Assets                               $   12,363,419
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 2,697,986
Net asset value and offering price
  per share (note 1)                     $         4.58
-------------------------------------------------------
CLASS I
Net Assets                               $   31,920,335
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 6,660,881
Net asset value, offering price and
  redemption price per share             $         4.79
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2002


-------------------------------------------------------
INVESTMENT INCOME
Interest                                  $     117,068
Dividends (net of withholding tax of
  $419)                                           7,222
-------------------------------------------------------
Total investment income                         124,290
-------------------------------------------------------
EXPENSES
Investment advisory fee                       5,152,731
Service fees -- Class A                       1,074,370
Service fees -- Class C                          60,770
12b-1 fees -- Class A                           429,748
12b-1 fees -- Class C                           182,310
Transfer agent fees and expenses                850,836
Fund administration fees                        322,071
Custody fees                                    116,908
Fund accounting fees                            103,023
Reports to shareholders                          96,751
Federal and state registration fees              71,614
Professional fees                                42,661
Directors' fees and expenses                     30,014
Amortization of deferred organization
  expenses                                       19,370
Other expenses                                  108,183
-------------------------------------------------------
Total expenses                                8,661,360
-------------------------------------------------------
NET INVESTMENT LOSS                          (8,537,070)
-------------------------------------------------------
REALIZED AND UNREALIZED LOSS
Net realized loss on investment
  transactions:
  Net realized loss on investment
    transactions of unaffiliated
    issuers                                  (5,202,325)
  Net realized loss on investment
    transactions of affiliated issuers       (5,610,308)
Change in unrealized depreciation on
  investments                              (208,367,851)
-------------------------------------------------------
Net loss on investments                    (219,180,484)
-------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $(227,717,554)
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year Ended            Year Ended
                                                               September 30, 2002    September 30, 2001

-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                              $  (8,537,070)       $   (12,257,755)
Net realized loss on investments                                   (10,812,633)            (2,211,985)
Change in unrealized depreciation on investments                  (208,367,851)        (1,058,867,520)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (227,717,554)        (1,073,337,260)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain on investments:
    Class A                                                                 --            (83,301,619)
    Class C                                                                 --             (3,326,453)
    Class I                                                                 --            (13,299,156)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from distributions to
  shareholders                                                              --            (99,927,228)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      109,793,196            250,444,760
    Net asset value of shares issued from reinvestment of
     distributions                                                          --             77,293,123
    Cost of shares redeemed                                       (116,268,658)          (140,693,679)
  Class C:
    Proceeds from shares sold                                        8,779,223             28,374,385
    Net asset value of shares issued from reinvestment of
     distributions                                                          --              2,922,014
    Cost of shares redeemed                                         (6,505,426)            (8,134,940)
  Class I:
    Proceeds from shares sold                                        3,539,306             10,617,081
    Net asset value of shares issued from reinvestment of
     distributions                                                          --             13,298,095
    Cost of shares redeemed                                         (3,134,668)           (13,862,613)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                (3,797,027)           220,258,226
-------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (231,514,581)          (953,006,262)
-------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                                  492,975,188          1,445,981,450
-------------------------------------------------------------------------------------------------------
End of year                                                      $ 261,460,607        $   492,975,188
-------------------------------------------------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                           Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                          September 30,     September 30,     September 30,      September 30,      September 30,
                                              2002              2001              2000               1999               1998
                                          -------------     -------------     -------------      -------------      -------------
                                             Class A           Class A           Class A            Class A            Class A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period           $8.64            $30.78             $11.89            $ 5.81             $10.00

---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                            (0.15)(3)         (0.22)(3)          (0.38)(2)         (0.14)(3)          (0.09)(3)
Net realized and unrealized gain (loss)
  on investments                               (3.80)           (19.83)             19.27              6.22              (4.10)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               (3.95)           (20.05)             18.89              6.08              (4.19)

---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain           --                (2.09)             --                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $4.69            $ 8.64             $30.78            $11.89             $ 5.81

---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)           $217,177          $412,503         $1,201,524          $404,630           $216,533
Ratio of expenses to average net assets         1.69%             1.60%              1.68%(9)          1.50%(4)           1.50%(4)
Ratio of net investment loss to average
  net assets                                   (1.67)%           (1.43)%            (1.55)%(9)        (1.44)%(6)         (1.30)%(6)
Portfolio turnover rate(10)                    17.4%              6.6%              21.9%             41.3%              19.7%
Total return(11)                              (45.72)%          (69.58)%           158.87%           104.65%            (41.90)%

---------------------------------------------------------------------------------------------------------------------------------


 (1) Commencement of operations for Class C.

 (2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

 (3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

 (4) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of expenses to average net assets would have been 1.70% and 1.81% for Class A and 1.35% and 1.46% for Class I.

 (5) Absent voluntary fee waivers for the period ended February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

                                       11

     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
    September 30,   September 30,   September 30,   September 30,   September 30,   September 30,   September 30,   September 30,
        2002            2001            2000            1999            1998            2002            2001            2000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       Class I         Class I         Class I         Class I         Class I         Class C         Class C         Class C
---------------------------------------------------------------------------------------------------------------------------------
         $8.79          $31.17          $12.00          $ 5.84          $10.00           $8.49          $30.49          $11.85

---------------------------------------------------------------------------------------------------------------------------------
         (0.12)(3)       (0.18)(3)       (0.30)(2)       (0.09)(3)       (0.06)(3)       (0.21)(3)       (0.29)(3)       (0.60)(2)
         (3.88)         (20.11)          19.47            6.25           (4.10)          (3.70)         (19.62)          19.24
---------------------------------------------------------------------------------------------------------------------------------
         (4.00)         (20.29)          19.17            6.16           (4.16)          (3.91)         (19.91)          18.64

---------------------------------------------------------------------------------------------------------------------------------
            --           (2.09)             --              --              --              --           (2.09)             --
---------------------------------------------------------------------------------------------------------------------------------
         $4.79          $ 8.79          $31.17          $12.00          $ 5.84           $4.58          $ 8.49          $30.49

---------------------------------------------------------------------------------------------------------------------------------
       $31,920         $58,767        $200,347         $64,653         $27,577         $12,364         $21,705         $44,111
          1.34%           1.25%           1.33%(9)        1.15%(4)        1.15%(4)        2.34%           2.25%           2.33%(9)
         (1.32)%         (1.08)%         (1.20)%(9)      (1.09)%(6)      (0.95)%(6)      (2.32)%         (2.08)%         (2.20)%(9)
         17.4%            6.6%           21.9%           41.3%           19.7%           17.4%            6.6%           21.9%
        (45.51)%        (69.47)%        159.75%         105.48%         (41.60)%        (46.05)%        (69.79)%        157.30%

---------------------------------------------------------------------------------------------------------------------------------

     Feb. 19, 1999(1)
         through
      September 30,
           1999
     ----------------
         Class C
     ----------------
          $ 8.09
     ----------------
           (0.07)(3)
            3.83
     ----------------
            3.76
     ----------------
              --
     ----------------
          $11.85
     ----------------
          $1,891
            2.15%(5)(8)
           (2.09)%(7)(8)
           41.3%
           46.48%(12)
     ----------------

 (6) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of net investment loss to average net assets would have been (1.64)% and (1.61)% for Class A and (1.29)% and (1.26)% for Class I.

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS

September 30, 2002

Number of                                       Market
 Shares                                         Value

---------------------------------------------------------
COMMON STOCK -- 97.5%
---------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 4.7%
2,105,000   Rational Software Corporation    $  9,093,600
  270,000   SERENA Software, Inc.               3,240,000
---------------------------------------------------------
                                               12,333,600
---------------------------------------------------------
ARTHROSCOPY -- 1.7%
  370,000   ArthroCare Corporation              4,484,400
---------------------------------------------------------
CARDIOVASCULAR -- 3.0%
  762,500   Endocardial Solutions, Inc.         2,462,875
  180,000   Zoll Medical Corporation            5,472,000
---------------------------------------------------------
                                                7,934,875
---------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 0.9%
2,211,986   Brio Software, Inc.(#)              2,411,065
---------------------------------------------------------
DIAGNOSTICS -- 5.5%
  280,000   Biosite Diagnostics, Inc.           8,117,200
  270,000   Cholestech Corporation              2,799,900
  800,000   Quidel Corporation                  3,576,000
---------------------------------------------------------
                                               14,493,100
---------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 0.9%
  245,000   Artesyn Technologies, Inc.            369,950
  220,000   Plexus Corp.                        2,035,000
---------------------------------------------------------
                                                2,404,950
---------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
  500,000   Applied Microsystems
              Corporation(#)                       75,000
  260,000   Artisan Components, Inc.            2,368,340
---------------------------------------------------------
                                                2,443,340

Number of                                       Market
 Shares                                         Value
---------------------------------------------------------
GENOMICS -- 2.1%
  455,000   CuraGen Corporation              $  1,920,100
  555,000   Sangamo BioSciences, Inc.           1,093,350
  670,000   Transgenomic, Inc.                  2,554,710
---------------------------------------------------------
                                                5,568,160
---------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.1%
  615,000   Adept Technology, Inc.                289,665
---------------------------------------------------------
INFORMATION SECURITY -- 8.2%
3,250,000   Cylink Corporation(#)               1,365,000
  930,700   Digimarc Corporation(#)            10,861,269
  750,000   Macrovision Corporation             9,172,500
---------------------------------------------------------
                                               21,398,769
---------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.3%
   20,000   eLoyalty Corporation                   80,000
  865,000   Lightbridge, Inc.                   5,839,615
---------------------------------------------------------
                                                5,919,615
---------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 2.9%
2,622,000   JDS Uniphase Corporation            5,107,656
4,025,000   Oplink Communications, Inc.         2,334,500
---------------------------------------------------------
                                                7,442,156
---------------------------------------------------------
MACHINE VISION/INSPECTION -- 1.3%
  269,700   CyberOptics Corporation               469,278
  695,000   Zygo Corporation                    2,946,800
---------------------------------------------------------
                                                3,416,078

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2002

Number of                                       Market
 Shares                                         Value
---------------------------------------------------------
NETWORKING -- 2.7%
1,370,000   Computer Network Technology
              Corporation(#)                 $  6,877,400
  600,000   Larscom Incorporated -- Class
              A(#)                                174,000
---------------------------------------------------------
                                                7,051,400
---------------------------------------------------------
ORTHOPEDICS -- 2.3%
  750,000   Interpore International, Inc.       6,075,000
---------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 14.9%
  666,900   Array BioPharma Inc.                5,195,151
  440,000   Caliper Technologies Corp.          1,843,600
  290,000   Molecular Devices Corporation       3,627,900
  520,000   Techne Corporation                 17,050,800
  600,000   Ventana Medical Systems, Inc.      11,238,000
---------------------------------------------------------
                                               38,955,451
---------------------------------------------------------
RESPIRATORY/PATIENT MONITORING -- 0.5%
  100,000   Therasense, Inc.                    1,396,000
---------------------------------------------------------
SEMICAP EQUIPMENT -- 3.3%
  200,000   Brooks-PRI Automation, Inc.         2,290,000
  200,000   MKS Instruments, Inc.               2,184,000
  350,000   Trikon Technologies, Inc.           1,988,000
  200,000   Veeco Instruments Inc.              2,160,000
---------------------------------------------------------
                                                8,622,000

Number of                                       Market
 Shares                                         Value
---------------------------------------------------------
SEMICONDUCTOR -- 5.0%
  800,000   ANADIGICS, Inc.                  $  1,704,000
  500,000   Applied Micro Circuits
              Corporation                       1,430,000
  500,000   Centillium Communications, Inc.       600,000
1,000,000   Conexant Systems, Inc.              1,110,000
  245,000   EMCORE Corporation                    372,400
  500,000   PMC-Sierra, Inc.                    1,940,000
1,315,000   QuickLogic Corporation(#)           3,288,815
  428,150   Skyworks Solution, Inc.             1,939,519
  850,000   Vitesse Semiconductor
              Corporation                         578,000
---------------------------------------------------------
                                               12,962,734
---------------------------------------------------------
SOFTWARE APPLICATIONS -- 10.5%
  675,000   Documentum, Inc.                    7,796,250
2,105,000   Epicor Software Corporation         2,378,650
  100,000   FirePond, Inc.                        306,000
  685,000   MapInfo Corporation                 2,705,750
  650,000   MRO Software, Inc.                  5,655,000
  710,000   PLATO Learning, Inc.                4,721,500
  600,000   Retek Inc.                          2,160,000
  800,000   Vastera, Inc.                       1,720,000
---------------------------------------------------------
                                               27,443,150
---------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 1.0%
  100,000   CIMA Labs Inc.                      2,515,000
---------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.8%
3,000,000   ADC Telecommunications, Inc.        3,450,000
  490,000   Advanced Fibre Communications,
              Inc.                              6,502,300
  480,000   Tekelec                             4,142,400
1,620,000   Tut Systems, Inc.(#)                1,117,800
---------------------------------------------------------
                                               15,212,500

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2002

Number of                                       Market
 Shares                                         Value
---------------------------------------------------------
TEST AND MEASUREMENT -- 2.5%
  720,000   LeCroy Corporation(#)            $  6,451,200
---------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 4.0%
  640,000   Neose Technologies, Inc.            4,966,400
  520,000   Symyx Technologies, Inc.            5,444,400
---------------------------------------------------------
                                               10,410,800
---------------------------------------------------------
VOICE PROCESSING -- 0.7%
  800,000   Captaris Inc.                       1,839,200
---------------------------------------------------------
WIRELESS -- 9.8%
  500,000   EMS Technologies, Inc.              5,130,000
  600,000   Itron, Inc.                        11,034,000
1,077,500   Proxim Corporation -- Class A       1,885,625
  300,000   RF Monolithics, Inc.                1,080,000
  830,000   Spectrian Corporation(#)            2,448,500
3,150,000   Stratex Networks, Inc.              4,028,850
---------------------------------------------------------
                                               25,606,975
---------------------------------------------------------
Total Common Stock (cost $727,400,220)        255,081,183

Number of                                       Market
 Shares                                         Value
---------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.9%
---------------------------------------------------------
INVESTMENT COMPANY -- 2.9%
7,551,981   First American Prime
              Obligations Fund(*)            $  7,551,981
---------------------------------------------------------
Total Short-Term Investment (cost
$7,551,981)                                     7,551,981
---------------------------------------------------------
Total Investments -- 100.4% (cost
$734,952,201)                                 262,633,164
---------------------------------------------------------
Liabilities, less Other Assets -- (0.4)%       (1,172,557)
---------------------------------------------------------
NET ASSETS -- 100.0%                         $261,460,607
---------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 6.

* Income producing security.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2002

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

At September 30, 2002, the Fund had net realized capital loss carryovers of $187,528 and $208,436 expiring in 2009 and 2010, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. During the fiscal year ended September 30, 2002, the Fund utilized post-October capital losses of $2,201,121. The Fund incurred losses in the amount of $11,974,762 from November 1, 2001 to September 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2003.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss by $8,537,070 and decrease paid-in-capital in excess of par by $8,537,070.

At September 30, 2002, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                              $  34,677,732
Depreciation                               (507,896,232)
                                          -------------
Net unrealized depreciation on
  investments                             $(473,218,500)
                                          =============

At September 30, 2002, the cost of investments for federal income tax purposes was $735,851,664.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                             Class A               Class A
                            Year Ended            Year Ended
                        September 30, 2002    September 30, 2001
                        ------------------    ------------------
Shares sold                 11,684,326            14,463,941
Shares issued to
  holders from
  reinvestment of
  distributions                     --             3,104,178
Shares redeemed            (13,133,833)           (8,870,945)
----------------------------------------------------------------
Net increase
  (decrease)                (1,449,507)            8,697,174

                             Class C               Class C
                            Year Ended            Year Ended
                        September 30, 2002    September 30, 2001
                        ------------------    ------------------
Shares sold                  1,058,087             1,521,173
Shares issued to
  holders from
  reinvestment of
  distributions                     --               118,685
Shares redeemed               (915,341)             (531,439)
----------------------------------------------------------------
Net increase                   142,746             1,108,419

                             Class I               Class I
                            Year Ended            Year Ended
                        September 30, 2002    September 30, 2001
                        ------------------    ------------------
Shares sold                    359,131               557,789
Shares issued to
  holders from
  reinvestment of
  distributions                     --               526,657
Shares redeemed               (381,610)             (828,879)
----------------------------------------------------------------
Net increase
  (decrease)                   (22,479)              255,567

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 2002, were $85,627,593 and $94,061,471, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2002, there were $630,663 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Upon termination of the 12b-1 Plan, the Fund is not contractually obligated to continuing paying these excess costs. As such, this amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the year ended September 30, 2002 were $429,748 and $1,074,370, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the year ended September 30, 2002 were $34,601 and $86,500, respectively. The Fund was advised that the Distributor advanced $72,290 of distribution and shareholder servicing fees related to Class C shares for the year ended September 30, 2002. Distribution and shareholder servicing fees incurred by Class C shares for the year ended September 30, 2002 were $182,310 and $60,770, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the year ended September 30, 2002 were $59,562 and $19,855, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $240,506 and contingent deferred sales charges on Class C shares of $24,802 for the year ended September 30, 2002.

7. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2002 amounted to $35,070,049 representing 13.4% of net assets. Transactions during the year ended September 30, 2002 in which the issuer was an "affiliated person" are as follows:

                                                    Computer
                         Applied         Brio        Network                                   Larscom
                       Microsystems   Software,    Technology      Cylink       Digimarc     Incorporated     LeCroy
                       Corporation       Inc.      Corporation   Corporation   Corporation     Class A      Corporation
                       ------------   ---------    -----------   -----------   -----------   ------------   -----------
September 30, 2001
 Balance
 Shares                    500,000            --     1,260,000     2,750,000       700,000       600,000        800,000
 Cost                   $2,851,806    $       --   $26,917,986   $30,107,096   $17,005,389    $6,333,903    $20,489,347
Gross Additions
 Shares                         --     2,211,986       140,000       500,000       230,700            --             --
 Cost                   $       --    $5,264,527   $ 2,173,175   $   771,473   $ 3,889,371    $       --    $        --
Gross Deductions
 Shares                         --            --        30,000            --            --            --         80,000
 Cost                   $       --    $       --   $ 1,136,251   $        --   $        --    $       --    $ 3,276,592
September 30, 2002
 Balance
 Shares                    500,000     2,211,986     1,370,000     3,250,000       930,700       600,000        720,000
 Cost                   $2,851,806    $5,264,527   $27,954,910   $30,878,569   $20,894,760    $6,333,903    $17,212,755
-----------------------------------------------------------------------------------------------------------------------
Realized loss           $        0    $        0   $  (677,459)  $         0   $         0    $        0    $(2,096,883)
-----------------------------------------------------------------------------------------------------------------------
Investment income       $        0    $        0   $         0   $         0   $         0    $        0    $         0
-----------------------------------------------------------------------------------------------------------------------


                       QuickLogic     Spectrian         Tut
                       Corporation   Corporation   Systems, Inc.      Total
                       -----------   -----------   -------------      -----
September 30, 2001
 Balance
 Shares                  1,070,000       900,000        250,000       8,830,000
 Cost                  $18,287,597   $20,844,352    $10,417,577    $153,255,053
Gross Additions
 Shares                    245,000            --      2,150,000       5,477,686
 Cost                  $ 1,363,952   $        --    $ 2,777,016    $ 16,239,514
Gross Deductions
 Shares                         --        70,000        780,000         960,000
 Cost                  $        --   $ 3,659,102**  $   980,535    $  9,052,480
September 30, 2002
 Balance
 Shares                  1,315,000       830,000      1,620,000      13,347,686
 Cost                  $19,651,549   $17,185,250    $12,214,058    $160,442,087
---------------------  --------------------------------------------------------
Realized loss          $         0   $(2,826,459)   $    (9,507)   $ (5,610,308)
---------------------  --------------------------------------------------------
Investment income      $         0   $         0    $         0    $          0
---------------------  --------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Includes adjustment to cost basis of $(89,086) due to receipt of class action settlement.

8. LINE OF CREDIT

The Fund has a $50,000,000 line of credit with U.S. Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2002, the Fund did not draw upon the line of credit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Kopp Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund (the "Fund") (a portfolio within Kopp Funds, Inc.) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
November 1, 2002

DIRECTORS AND OFFICERS OF THE FUND

                            Positions(s)          Term of Office                                 Number of Portfolios in
                              Held with           and Length of        Principal Occupation(s)    Fund Complex Overseen
 Name, Address, and Age       the Fund             Time Served           During Past 5 Years           by Director
 ----------------------     ------------          --------------       -----------------------   -----------------------

INDEPENDENT DIRECTORS
Robert L. Stehlik          Director          Term expiring earlier of  Senior Vice President,    Kopp Funds, Inc. -- one
3600 West 80th Street,                       death, resignation,       Peoples Bank of Commerce  registered investment
Suite 130                                    removal,                  (1998- present); Senior   company
Minneapolis, MN 55431                        disqualification, or      Vice President,
Age: 64                                      successor duly elected    Richfield Bank & Trust
                                             and qualified. Director   Co., (1994-1998)
                                             of the Fund since 1997.
Thomas R. Stuart           Director          Term expiring earlier of  Chairman and Chief        Kopp Funds, Inc. -- one
3400 Technology Drive                        death, resignation,       Executive Officer,        registered investment
Minneapolis, MN 55418                        removal,                  Bureau of Engraving,      company
Age: 58                                      disqualification, or      Inc., a private family
                                             successor duly elected    manufacturer (1988-
                                             and qualified. Director   present)
                                             of the Fund since 1997.

INTERESTED DIRECTOR
LeRoy C. Kopp*             Director,         Term expiring earlier of  President and Chief       Kopp Funds, Inc. -- one
7701 France Avenue South,  President,        death, resignation,       Investment Officer, Kopp  registered investment
Suite 500                  Chief Executive   removal,                  Investment Advisors,      company
Edina, MN 55435            Officer           disqualification, or      Inc. (1990-present)
Age: 68                                      successor duly elected
                                             and qualified. Director
                                             of the Fund since 1997.

* Mr. Kopp is considered an "interested" Director because he owns 100% of Kopp Holding Company which owns 100% of Kopp
  Investment Advisors, Inc., Advisor of the Fund.

OFFICERS
Kathleen S. Tillotson      Executive Vice    Re-elected by the Board   Vice President and        NA
7701 France Avenue South,  President,        annually; Executive Vice  General Counsel, Kopp
Suite 500                  Secretary         President and Secretary   Investment Advisors,
Edina, MN 55435                              of the Fund since 1997.   Inc. (1996-present);
Age: 46                                                                Secretary, Kopp
                                                                       Investment Advisors,
                                                                       Inc. (2000-present);
                                                                       Vice President,
                                                                       Secretary, and General
                                                                       Counsel of Centennial
                                                                       Lakes Capital, Inc., the
                                                                       Fund's Distributor
                                                                       ("Distributor");
                                                                       Assistant Secretary of
                                                                       the Distributor
                                                                       (1998-1999)
Gregory S. Kulka           First Vice        Re-elected by the Board   First Vice President,     NA
7701 France Avenue South,  President         annually; First Vice      Kopp Investment
Suite 500                                    President of the Fund     Advisors, Inc.
Edina, MN 55435                              since 1997.               (1991-present); Vice
Age: 47                                                                President of the
                                                                       Distributor (1997-
                                                                       present)
John P. Flakne             Chief Financial   Re-elected by the Board   Chief Financial Officer,  NA
7701 France Avenue South,  Officer,          annually; Chief           Kopp Investment
Suite 500                  Treasurer         Financial Officer and     Advisors, Inc. and Chief
Edina, MN 55435                              Treasurer of the Fund     Executive Officer and
Age: 37                                      since 1998.               Chief Financial Officer
                                                                       of the Distributor
                                                                       (2000-present);
                                                                       Controller, Kopp
                                                                       Investment Advisors,
                                                                       Inc. (1998-2000);
                                                                       Caterpillar Paving
                                                                       Products, Inc. (1998);
                                                                       Bertram, Vallez, Kaplan
                                                                       & Talbot, Ltd. (1997-
                                                                       1998)

                           Other Public
                           Directorships
                              Held by
 Name, Address, and Age      Director
 ----------------------    -------------
INDEPENDENT DIRECTORS
Robert L. Stehlik           None
3600 West 80th Street,
Suite 130
Minneapolis, MN 55431
Age: 64
Thomas R. Stuart            None
3400 Technology Drive
Minneapolis, MN 55418
Age: 58
INTERESTED DIRECTOR
LeRoy C. Kopp*              None
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 68

OFFICERS
Kathleen S. Tillotson       NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 46
Gregory S. Kulka            NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 47
John P. Flakne              NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 37

The Statement of Additional Information (SAI) includes additional information about fund directors and officers and is available upon request without charge by calling 1-888-533-5677, or writing Kopp Funds, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

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

                      (This page intentionally left blank)

[KOPP LOGO]

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                        ANNUAL REPORT 2002

U.S. BANCORP FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.

(C)2002 Kopp Investment Advisors, Inc.